BRINKER CAPITAL DESTINATIONS TRUST

SUPPLEMENT DATED November 2, 2023,

TO THE PROSPECTUS DATED JULY 1, 2023

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

In the Fund Summary for the Destinations Shelter Fund, the Annual Average Total Returns table is hereby deleted in its entirely and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2022)

	1 Year	Since Inception (10/26/2021)
Return Before Taxes
Class I	-15.98%	-12.19%
Class Z	-15.86%	-13.26%*
Return After Taxes on Distributions
Class I	-16.07%	-12.29%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-9.39%	-9.26%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	-19.13%	-14.13%

*	The Fund’s Class Z shares commenced operations on November 3, 2021.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE